CMG SMALL CAP GROWTH FUND
                                  (the "Fund")
                 Supplement to Prospectus dated December 1, 2004


Effective September 9, 2005, the section entitled "MANAGEMENT: MANAGEMENT FEES AND PORTFOLIO MANAGERS" is revised in its entirety with respect to "Portfolio Manager for the Fund" and replaced with the following for CMG Small Cap Growth
Fund:

Kenneth A. Korngiebel, a senior vice president of Columbia Management, is the manager for the Fund and has managed the Fund since September, 2005. Mr. Korngiebel has been associated with Columbia Management or its predecessors since 1996.


SUP-47/90243-0805                                             September 2, 2005